SUBSIDIARIES	12 Months Ended
Dec. 31, 2022
Disclosure of subsidiaries [abstract]
SUBSIDIARIES
NOTE 20:	SUBSIDIARIES

a.	Details in respect of subsidiaries:

Presented hereunder is a list of the Group’s subsidiary:

	Principal	The Group’s ownership interest
	location of	in the subsidiary for the
	the	year ended
	Company’s	December 31
Name of company	activity	2022	2021

Taptica Inc	USA	100%	100%
Tremor Video Inc	USA	100%	100%
Adinnovation Inc	Japan	100%	100%
Taptica UK	UK	100%	100%
YuMe Inc*	USA	100%	100%
Perk.com Canada Inc	Canada	100%	100%
R1Demand LLC*	USA	100%	100%
Unruly Group LLC	USA	100%	100%
Unruly Group US Holding Inc*	USA	100%	100%
Unruly Holdings Ltd*	UK	100%	100%
Unruly Group Ltd*	UK	100%	100%
Unruly Media GmbH	Germany	100%	100%
Unruly Media Pte Ltd*	Singapore	100%	100%
Unruly Media Pty Ltd	Australia	100%	100%
Unruly Media KK	Japan	100%	100%
Unmedia Video Distribution Sdn Bhd	Malaysia	100%	100%
Unruly Media Inc	USA	100%	100%
SpearAd GmbH	Germany	100%	100%
Amobee Inc*	USA	100%	0%
Amobee EMEA Limited	UK	100%	0%
Amobee International Inc	USA	100%	0%
Amobee Ltd	IL	100%	0%
Amobee Asia Pte Ltd*	Singapore	100%	0%
Amobee ANZ Pty Ltd	Australia	100%	0%

*	Under these companies, there are twenty-seven (27) wholly owned subsidiaries that are inactive and in liquidation process.

b.	Acquisition of subsidiaries and business combinations during the current period:

Acquisition of Amobee:

On July 25, 2022, the Company and its subsidiaries entered into a definitive agreement with Amobee Group Pte. Ltd (the “Seller”) to acquire 100% of the voting share capital of Amobee, Inc., Amobee Asia Pte. Ltd. and Amobee ANZ Pty Ltd (“Amobee”). Amobee is a leading global advertising platform. The acquisition was completed at September 12, 2022 for a total consideration of USD 211.8 million which was funded through a combination of existing cash resources, and USD 100 million from a new USD 180 million secured credit facility, see note 11.

The primary reasons for the business combination are the goals to increase Company’s global market presence, significantly enhance and expand Company’s technology capabilities, add new linear TV capabilities and cross selling opportunities, and enrich Company’s growth and competitive positioning within the industry.

The purchase price of consideration transferred, and the recognized amounts of assets acquired, and liabilities assumed at the acquisition date of USD 211.8 million includes USD 82 million Intellectual Property Assets previously owned by Amobee Inc.

In the consolidated period from the acquisition date to December 31, 2022 the subsidiary contributed USD 12.6 million loss to the Group’s results and USD 36.8 million to the Group’s revenue. If the acquisition had occurred on January 1, 2022, management estimates that consolidated loss would have been USD 55.2 million and consolidated revenue for the year would have been USD 427.6 million. In determining these amounts, management has assumed that the fair value adjustments, determined provisionally, that arose on the date of acquisition would have been the same if the acquisition had occurred on January 1, 2022. The pro forma results do not include any anticipated cost synergies or other effects of the combined companies.

Identifiable assets acquired and liabilities assumed:

USD thousands

Cash and Cash equivalents	18,919
Accounts Receivables	109,362
Other assets	14,232
Fixed Assets	23,254
Intangible Assets	122,507
Right-of-use assets	16,900
Deferred tax Assets	2,499
Trade payables	(105,693)
Other Payables	(49,909)
Lease Liabilities	(23,526)
Onerous contract (a)	(9,019)

Net identifiable assets	119,526

(a)

In 2019, Amobee Asia Pte Ltd ("Amobee SG") entered into an agreement with MediaCorp Pte Ltd ("MediaCorp") for the design, development, implementation, integration, testing, delivery, and maintenance of a Dynamic Ad Platform based on Amobee technology.

The agreement is for five years, automatically renewing for one-year periods.

As of the date of acquisition and as part of the PPA, the Group assessed that the obligation for the net discounted future payments exceeding market fair value aggregated to present value of USD 9 million.

As of December 31, 2022, the liability balance aggregated to present value of USD 8.7 million. The amount which is included in the long term is USD 7.3 million.

Measurement of fair values:

The fair value of the technology is based on the research and development costs, the relief from royalty method was utilized in the determination of the fair value of the existing and developed technologies.

The fair value of the brand is based on the discounted estimated royalty income that could have generate if the trademark was licensed, in an arm’s length transaction, to a third party.

The fair value of customer relationships is determined using the multi-period excess earnings method, whereby the subject asset is valued after deducting a fair return on all other assets that are part of creating the related cash flows.

The following table summarizes the components of the acquired intangible assets and estimated useful lives as of the acquisition date:

	Amount	Estimated Useful Life
	USD thousands	Years
Technology	85,684	5
Customer relations	29,169	5-6
Brand	7,654	5

	122,507
The aggregate cash flow derived for the Company as a result of the Amobee acquisition:

USD thousands

Consideration transferred	211,770
Cash and cash equivalents at Amobee	(18,919)

Acquisition of subsidiary – Cash	192,851

Goodwill

The goodwill is attributable mainly to the increase offering to customers, enhanced opportunities for growth and the synergies expected to be achieved from integration into the Company’s digital advertising platforms.

Goodwill was recognized as a result of the acquisition as follows:

USD thousands

Consideration transferred	211,770
Less fair value of identifiable net assets	(119,526)

Goodwill	92,244

The following table summarizes the components of the acquired goodwill that is deductible for tax purposes:

USD thousands

Deductible for tax purposes	7,354
Not deductible for tax purposes	84,890

Goodwill	92,244

Acquisition-related costs

The Company incurred acquisition-related costs of USD 5.3 million thousand related to legal fees and due diligence costs. These costs have been included in general and administrative expenses in the statements of operation and other comprehensive income. As of December 31, 2022, USD 2.2 million out of the acquisition-related costs were paid.

Settlement of pre-existing relationship with the acquiree

The Company and the acquiree are parties to a long-term relationship under which the acquiree and the Company supplies each other with services at changing prices. The transactions between the parties were done based on market value. This pre-existing relationship were not terminated as part of the acquisition.